MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CARMAX AUTO OWNER TRUST
                                  SERIES 2001-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Collection Period               01/01/02-01/31/02
Determination Date                        2/11/02
Distribution Date                         2/15/02



Pool Balance

  1 .  Pool Balance on the close of the last day of the preceding
       Collection Period                                                                  $       593,123,949.08

  2 .  Collections allocable to Principal                                                 $        18,467,190.74

  3 .  Principal Returns                                                                  $           326,679.08

  4 .  Purchase Amount allocable to Principal                                             $                 0.00

  5 .  Defaulted Receivables                                                              $           342,417.77

                                                                                              -------------------
                                                                                              -------------------
  6 .  Pool Balance on the close of the last day of the Collection Period                 $       573,987,661.49
       (Ln1 - Ln2 - Ln3 - Ln4 - Ln5)

  7 .  Initial Pool Balance                                                               $       641,725,018.29

                                                                Beginning                            End
  8 .  Portfolio Balances                                       of Period                         of Period
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------

       a. Class A-1 Note Balance                           $    99,398,930.79            $         80,262,643.20
       b. Class A-2 Note Balance                           $   178,000,000.00            $        178,000,000.00
       c. Class A-3 Note Balance                           $   178,000,000.00            $        178,000,000.00
       d. Class A-4 Note Balance                           $   124,890,000.00            $        124,890,000.00
       e. Certificate Balance                              $    12,835,000.00            $         12,835,000.00
                                                             -----------------                -------------------
                                                             -----------------                -------------------
       f. Total Portfolio Balance (sum a - e)              $   593,123,930.79            $        573,987,643.20

  9 .  Pool Factors

       a. Class A-1 Note Pool Factor                                0.6716144                          0.5423152
       b. Class A-2 Note Pool Factor                                1.0000000                          1.0000000
       c. Class A-3 Note Pool Factor                                1.0000000                          1.0000000
       d. Class A-4 Note Pool Factor                                1.0000000                          1.0000000
       e. Certificate Pool Factor                                   1.0000000                          1.0000000
                                                             -----------------                -------------------
                                                             -----------------                -------------------
       f. Aggregate Pool Factor                                     0.9242649                          0.8944449

 10 .  Weighted Average Coupon                                                            %                11.13%

 11 .  Weighted Average Original Term                                                    months            60.10

 12 .  Weighted Average Remaining Term                                                   months            51.10

Collections

 13 .  Finance Charge:

       a. Collections allocable to Finance Charge                                         $         5,828,233.48
       b. Liquidation Proceeds allocable to Finance Charge                                $                 0.00
       c. Purchase Amount allocable to Finance Charge                                     $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       d. Available Finance Charge Collections (sum a - c)                                $         5,828,233.48

 14 .  Principal:
       a. Collections allocable to Principal                                              $        18,467,190.74
       b. Liquidation Proceeds allocable to Principal                                     $               842.62
       c. Purchase Amount allocable to Principal                                          $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       d. Available Principal Collections (sum a - c)                                     $        18,468,033.36

 15 .  Total Finance Charge and Principal Collections (13d + 14d)                         $        24,296,266.84

 16 .  Interest Income from Collection Account                                            $            38,492.26

                                                                                              -------------------
                                                                                              -------------------
 17 .  Available Collections (Ln15 + Ln16)                                                $        24,334,759.10

Required Payment Amount

 18 .  Total Servicing Fee
       a. Monthly Servicing Fee                                                           $           494,269.96
       b. Amount Unpaid from Prior Months                                                 $                 0.00
       c. Amount Paid                                                                     $           494,269.96
                                                                                              -------------------
                                                                                              -------------------
       d. Shortfall Amount (a + b - c)                                                    $                 0.00

 19 .  Noteholder Interest Amounts
       a. Class A-1 Monthly Interest                                                      $           171,272.64
       b. Class A-1 Monthly Interest Carryover Shortfall                                  $                 0.00
       c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall                  $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       d. Total Class A-1 Note Interest (sum a - c)                                       $           171,272.64

       e. Class A-2 Monthly Interest                                                      $           373,800.00
       f. Class A-2 Monthly Interest Carryover Shortfall                                  $                 0.00
       g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall                  $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       h. Total Class A-2 Note Interest (sum e-g)                                         $           373,800.00

       i. Class A-3 Monthly Interest                                                      $           492,466.67
       j. Class A-3 Monthly Interest Carryover Shortfall                                  $                 0.00
       k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall                  $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       l. Total Class A-3 Note Interest (sum i-k)                                         $           492,466.67

       m. Class A-4 Monthly Interest                                                      $           410,055.50
       n. Class A-4 Monthly Interest Carryover Shortfall                                  $                 0.00
       o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall                  $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       p. Total Class A-4 Note Interest (sum m-o)                                         $           410,055.50

       q. Total Monthly Note Interest                                                     $         1,447,594.81
       r. Total Monthly Note Interest Carryover Shortfall                                 $                 0.00
       s. Total Interest Due on Monthly Note Interest Carryover Shortfall                 $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       t. Total Note Interest (sum q - s)                                                 $         1,447,594.81

 20 .  Noteholder Principal Amounts
       a. Class A-1 Monthly Note Principal                                                $        19,136,287.59
       b. Class A-2 Monthly Note Principal                                                $                 0.00
       c. Class A-3 Monthly Note Principal                                                $                 0.00
       d. Class A-4 Monthly Note Principal                                                $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       e. Total Monthly Note Principal                                                    $        19,136,287.59

 21 .  Certificateholder Interest Amounts
       a. Monthly Certificate Interest                                                    $            44,708.58
       b. Monthly Certificate Interest Carryover Shortfall                                $                 0.00
       c. Interest Due on Monthly Certificate Interest Carryover Shortfall                $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       d. Total (sum a - c)                                                               $            44,708.58

       e. Total Certificate Interest                                                      $            44,708.58

 22 .  Monthly Certificate Principal                                                      $                 0.00

 23 .  Required Payment Amount                                                            $        21,122,860.94

Insurance Payment Amount

 24 .  Insurance Premium(s) Due
       a. Current Amount Due                                                              $            81,719.30
       b. Overdue Premiums                                                                $                 0.00
       c. Amount Paid                                                                     $            81,719.30
                                                                                              -------------------
                                                                                              -------------------
       d. Shortfall Amount (a + b - c)                                                    $                 0.00

 25 .  Unreimbursed Insurance Payments
       a. Current Amount Due                                                              $                 0.00
       b. Interest                                                                        $                 0.00
       c. Amount Paid                                                                     $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       d. Shortfall Amount (a + b - c)                                                    $                 0.00

 26 .  Insurance Payment Amount                                                           $            81,719.30

Available Funds

 27 .  Available Collections                                                              $        24,334,759.10

 28 .  Reserve Account Draw Amount                                                        $                 0.00

 29 .  Policy Claim Amount                                                                $                 0.00
       Available Funds                                                                    $        24,334,759.10
Collection Account Activity

 30 .  Deposits
       a. Total Daily Deposits of Finance Charge Collections                              $         5,828,233.48
       b. Total Daily Deposits of Principal Collections                                   $        18,468,033.36
       c. Withdrawal from Reserve Account                                                 $                 0.00
       d. Policy Claim Amount                                                             $                 0.00
       e. Interest Income                                                                 $            38,492.26
                                                                                              -------------------
                                                                                              -------------------
       f. Total Deposits to Collection Account (sum a - e)                                $        24,334,759.10

 31 .  Withdrawals
       a. Servicing Fee                                                                   $           494,269.96
       b. Deposit to Note Payment Account for Monthly Note Interest/Principal             $        20,583,882.40
       c. Deposit to Certificate Payment Account for Monthly Certificate
          Interest/Principal                                                              $            44,708.58
       d. Payments to Insurer for Insurance Premium                                       $            81,719.30
       e. Reimbursement of Insurance Payments                                             $                 0.00
       f. Deposit to Reserve Account                                                      $                 0.00
       g. Payment to Seller of any remaining funds                                        $         3,130,178.86
                                                                                              -------------------
                                                                                              -------------------
       h. Total Withdrawals from Collection Account(sum a - g)                            $        24,334,759.10

Note Payment Account Activity

 32 .  Deposits
       a. Class A-1 Interest Distribution                                                 $           171,272.64
       b. Class A-2 Interest Distribution                                                 $           373,800.00
       c. Class A-3 Interest Distribution                                                 $           492,466.67
       d. Class A-4 Interest Distribution                                                 $           410,055.50

       e. Class A-1 Principal Distribution                                                $        19,136,287.59
       f. Class A-2 Principal Distribution                                                $                 0.00
       g. Class A-3 Principal Distribution                                                $                 0.00
       h. Class A-4 Principal Distribution                                                $                 0.00

       i. Total Deposits to Note Payment Account (sum a - h)                              $        20,583,882.40

 33 .  Withdrawals
       a. Class A-1 Distribution                                                          $        19,307,560.23
       b. Class A-2 Distribution                                                          $           373,800.00
       c. Class A-3 Distribution                                                          $           492,466.67
       d. Class A-4 Distribution                                                          $           410,055.50
                                                                                              -------------------
                                                                                              -------------------
       e. Total Withdrawals from Note Payment Account (sum a - d)                         $        20,583,882.40

Certificate Payment Account Activity

 34 .  Deposits
       a. Certificate Interest Distribution                                               $            44,708.58
       b. Certificate Principal Distribution                                              $                 0.00
                                                                                              -------------------
                                                                                              -------------------
       c. Total Deposits to Certificate Payment Account (sum a - b)                       $            44,708.58

 35 .  Withdrawals
       a. Certificate Distribution                                                        $            44,708.58
                                                                                              -------------------
                                                                                              -------------------
       b. Total Withdrawals from Certificate Payment Account                              $            44,708.58

Required Reserve Account Amount

    If no Required Reserve Account Increase Event has occurred, the Required
    Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

 36 .  Greater of: (a or b)
       a. Percentage applicable times Pool Balance as of the last day
          of the  Collection Period   (percentage applicable=      2.25% )                $        12,914,722.38
       b. $6,417,250.00                                                                   $         6,417,250.00

 37 .  Sum of Note Balance and Certificate Balance as of current
       Distribution Date
       (after giving effect to all principal payments on current
        Distribution Date)                                                                $       573,987,643.20

    If a Required Reserve Account Increase Event has occurred, the Required
    Reserve Account Amount is equal to the Required Reserve Account
    Increase Amount:

 38 .  Greater of: (a or b)
       a. Percentage applicable times Pool Balance as of the last day
          of the  Collection Period   (percentage applicable=      4.50%   )              $        25,829,444.77
       b. $12,834,500.37                                                                  $        12,834,500.37

 39 .  Required Reserve Account Amount                                                    $        12,914,722.38

Reserve Account Reconciliation

 40 .  Beginning Balance (as of Preceding Distribution Date)                              $        13,345,288.85

 41 .  Investment Earnings                                                                $            20,343.85

 42 .  Reserve Account Draw Amount                                                        $                 0.00

                                                                                              -------------------
                                                                                              -------------------
 43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                       $        13,365,632.70

 44 .  Deposit from Excess Available Funds                                                $                 0.00

 45 .  Payment to Seller if Reserve Account Balance exceeds Required
       Reserve Amount                                                                     $           450,910.32

                                                                                              -------------------
                                                                                              -------------------
 46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                $        12,914,722.38

 47 .  Reserve Account Deficiency (Ln39 - Ln46)                                           $                 0.00

Instructions to the Trustee

 48 .  Amount to be deposited from the Reserve Account into the
       Collection Account                                                                 $                 0.00

 49 .  Amount to be paid to Servicer from the Collection Account                          $           494,269.96

 50 .  Amount to be deposited from the Collection Account into the Note
       Payment Account                                                                    $        20,583,882.40

 51 .  Amount to be deposited from the Collection Account into the
       Certificate Payment Account                                                        $            44,708.58

 52 .  Amount to be paid to Insurance Provider from the Collection Account                $            81,719.30

 53 .  Amount to be deposited from the Collection Account into the
       Reserve Account                                                                    $                 0.00

 54 .  Amount to be paid to Seller from the Reserve Account if Reserve
       Account Balance Exceeds Required Reserve Amount                                    $           450,910.32

 55 .  Amount to be paid to Seller from the Collection Account for any
       remaining Available Funds                                                          $         3,897,498.70

 56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account           $        19,307,560.23

 57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account           $           373,800.00

 58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account           $           492,466.67

 59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account           $           410,055.50

 60 .  Amount to be paid to Certificateholders from the Certificate
       Payment Account                                                                    $            44,708.58

Net Loss and Delinquency Activity

 61 .  Cumulative Net Losses                                                              $           475,324.02

 62 .  Cumulative Net Loss Percentage
       a. For the current Collection Period                                               %               0.0741%
       b. Has a Required Reserve Account Increase Event occurred?                                     NO
       c. Has a Cumulative Net Loss Trigger Event occurred?                                           NO

 63 .  Delinquency Analysis                                     Number of                         Principal
                                                                  Loans                            Balance
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------

       a. 31 to 60 days past due                                   362                    $         4,537,749.60
       b. 61 to 90 days past due                                    93                    $         1,152,140.00
       c. 91 or more days past due                                  41                    $           485,177.38
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
       d. Total (sum a - c)                                        496                              6,175,066.98


 64 .  Delinquency Ratio including Repossessions
       a. For the current Collection Period                                               %               1.0411%
       b. For the preceding Collection Period                                             %               0.9457%
       c. For the second preceding Collection Period                                      %               0.6143%
       d. Average Delinquency Ratio (average a - c)                                       %               0.8671%
       e. Has a Required Reserve Account Increase Event occurred                                      NO
          (greater than 4.25%)?
       f. Has a Trigger Event occurred                                                                NO

       i. Rolling 3-Month Delinquency Rate                                                         0.8671%
          Is the Rolling 3-Month Delinquency Rate greater than 5.25%                                  NO

      ii. 50% of Positive Net Income for CarMax since November 30, 2001                              N/A
          Given: $350,000,000                                                                    $350,000,000.00
                                                                                              -------------------
                                                                                              -------------------
          Total                                                                                      N/A
          Actual Net Worth as of the fiscal quarter ending February 28, 2002                         N/A
          Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's
          positive net income?                                                                        NO

     iii. Managed Assets commencing with the fiscal quarter ending
          February 28, 2002                                                                          N/A
          Ratio of Tangible Net Worth to Managed Assets commencing with the
          fiscal quarter ending February 28, 2002                                                    N/A
          Is the ratio of Tangible Net Worth to Managed Assets greater than 18%?                      NO

      iv. Adjusted EBITDA commencing with the fiscal quarter ending
          February 28, 2002                                                                          N/A
          Total Interest Expense commencing with the fiscal quarter ending
          February 28, 2002                                                                          N/A
          Ratio of Adjusted EBITDA to Total Interest Expense commencing with
          the fiscal quarter ending February 28, 2002                                                N/A
          Is the ratio of Adjusted EBITDA to Total Interest Expense greater
          than 1.5 for Q1& Q2 or 1 for Q3 & Q4?                                                       NO

       v. Has CarMax had any change in control, merger or consolidation?                              NO
          If yes, does CarMax have less than $75 million in cash or borrowing
          capacity?                                                                                    -

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 11 day of February, 2002.

CARMAX AUTO SUPERSTORES, INC.
===========================================================
===========================================================
As Servicer

By:        /s/ Philip J. Dunn
          -------------------------------------------------
          -------------------------------------------------

Name:      Philip J. Dunn
          -------------------------------------------------
          -------------------------------------------------

Title:     Treasurer and Assistant Secretary
          -------------------------------------------------
          -------------------------------------------------